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                                                                       EXHIBIT 1

                          THE A CONSULTING TEAM, INC.
                                  COMMON STOCK
                         _____________________________

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            __________, 1997


THE ROBINSON-HUMPHREY COMPANY, INC.
WHEAT FIRST BUTCHER SINGER
As Representatives of the several Underwriters named in Schedule I hereto c/o The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Ladies and Gentlemen:

          The A Consulting Team, Inc., a New York corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of 1,800,000 shares of common stock, par value $.01 per share ("Common Stock"), of the Company (the "Firm Shares"), and at the election of the Underwriters, the Company and Shmuel BenTov (the "Selling Shareholder") propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters up to 135,000 and 135,000 additional shares, respectively, of Common Stock (collectively, the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares" ).

          1. (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form SB-2 (File No. 333-29233) (the "Initial Registration Statement") with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such Initial Registration Statement have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such Initial Registration
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     Statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such Initial Registration Statement with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives,
     (B) if such Initial Registration Statement, as it may have been amended, has not become effective under the Act, an amendment to such Initial Registration Statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement (which approval shall not be unreasonably withheld or delayed) or (C) if such Initial Registration Statement, as it may have been amended, has become effective under the Act and the number of shares to be offered has subsequently been increased, a registration statement (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act and as has been provided to and approved by the Representatives. As used in this Agreement, the term "Registration Statement" means such Initial Registration Statement, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto together with any Rule 462(b) Registration Statement and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such Initial Registration Statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, is contemplated by the Commission or the securities authority of any state or other jurisdiction.

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               (iii)  When the Preliminary Prospectus dated July 23, 1997 was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. The Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; (ii) the statements with respect to stabilization in the paragraph at the bottom of the inside front cover page of the Prospectus; and (iii) the statements under the caption "Underwriting" in the Prospectus.

               (iv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

               (v) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York and has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company.

               (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its predecessors has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or other rights to subscribe for any of the Shares.

               (vii) The Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other association.

               (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or
     (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (ix) Since the date of the most recent audited financial statements included in the Prospectus, the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity,

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     whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

               (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and other than as disclosed in or contemplated by the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company, and (D) there has not been any material adverse change, or any development including a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company.

               (xi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the certificates evidencing the Shares comply with all applicable requirements of New York law.

               (xii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (xiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws

               (xiv) The Company is not, or with the giving of notice or passage of time or both would not be, in violation of its Certificate of Incorporation or Bylaws or in default under any material term of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which any of its properties or assets are subject.

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               (xv) The issue and sale of the Shares to be issued and sold by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the material terms or material provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which any of its properties or assets is subject nor will such action conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

               (xvi) The Company owns no real property, and all real property and buildings held under lease by the Company are held under leases which are valid and enforceable as to the Company and, to the Company's knowledge, as to others, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

               (xvii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required from the National Association of Securities Dealers, Inc. (the "NASD") and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

               (xviii) There is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the Company's knowledge, threatened (or any basis therefor) in which the Company is a party or of which any of its properties or assets are the subject which, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a material adverse effect on the financial position, results of operations or business of the Company. The Company is not in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company.

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               (xix)  To the Company's knowledge, Ernst & Young LLP, who have certified certain financial statements of the Company, are and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

               (xx) The financial statements and schedules (including the related notes) of the Company included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the caption "Selected Historical and Pro Forma Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

               (xxi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (xxii) Neither the Company nor any of its officers, directors or other affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (xxiii) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors and executive officers a written agreement that for a period of 180 days from the date of the Prospectus such director or executive officer will not, without your prior written consent, sell, offer to sell, contract to sell, solicit an offer to buy, grant any option for the purchase or sale of, assign, pledge, distribute or otherwise transfer, dispose of or encumber (or make any announcement with respect to any of the foregoing), directly or indirectly, any shares of Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock or evidencing any right to purchase or subscribe for shares of Common Stock,

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     whether or not beneficially owned by such director or executive officer, except as provided in Section 2.

               (xxiv) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, using corporate funds.

               (xxv) The operations of the Company with respect to any real property currently leased or owned or by any means controlled by the Company (the "Real Property") are in compliance with all material federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment applicable to the Company (collectively, "Laws"); the Company has all material licenses, permits and authorizations necessary to operate under all Laws and is in compliance with all terms and conditions of such licenses, permits and authorizations except where the failure to comply singly or in the aggregate would not have a material adverse effect on the financial position, results of operations or business of the Company; and there is no pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company received any written or oral notice from any governmental entity or third party, that: (A) alleges a violation of any Laws by the Company; (B) alleges the Company is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq. or any state superfund law; (C) alleges possible
                        ------
     contamination of the environment by the Company; or (D) alleges possible contamination of the Real Property by the Company.

               (xxvi) Except as disclosed in the Prospectus, the Company owns or has the right to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to its business as presently conducted or as the Prospectus indicates the Company proposes to conduct; to the best knowledge of the Company and except as disclosed in the Prospectus, the Company has not infringed and is not infringing, and the Company has not received notice of infringement with respect to, asserted Intangibles of others; and, to the best knowledge of the Company and except as disclosed in the Prospectus, there is no infringement by others of Intangibles of the Company.

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               (xxvii)  The Company has delivered or made available to you prior to the date the Registration Statement was declared effective copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in
     Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part or contributed to by the Company or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate as of the date of this Agreement (collectively, the "Company Benefit Plans").

               The Company (and each predecessor of the Company that adopted or contributed to a Company Benefit Plan) has maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA, the Internal Revenue Code and any other applicable federal and state laws, except for any breach or violation which would not have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. Each Company Benefit Plan which is intended to be qualified under
     Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or will timely request such a letter prior to the expiration of any remedial amendment period applicable without penalty to the Company Benefit Plan under the Internal Revenue Code and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code, except where any failure to so maintain such Company Benefit Plan would not have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. The Company has not engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any subsidiary to a tax or penalty imposed by either
     Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company.

               The Company is not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits (except continuation coverage under the Consolidated Omnibus Budget Reconciliation Act required to be provided by ERISA Section 601), which such liabilities to the Company would have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company. Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with Company have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

               (xxviii) No labor dispute exists with the Company's employees or, to the Company's knowledge, is imminent which could materially adversely affect the financial position, results of operations or business of the Company. The Company is not aware of any existing or imminent labor disturbance by its employees which could be expected to adversely affect the financial position, results of operations or business of the Company.


               (xxix) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or that would prevent the Company from obtaining similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

               (xxx) The Company makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company is permitted only in accordance with management's authorization, and (D) the recorded accountability for assets of the Company is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxxi) The Company's software systems include design, performance and functionality so that the Company does not reasonably expect to experience invalid or incorrect results or abnormal software operation related to calendar year 2000. The Company's software systems include calendar year 2000 date conversion and compatibility capabilities, including, but not limited to, date data century recognition, same century and multiple century formula and date value calculations, and user interface date data values that reflect the century.

               (xxxii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed by it and has paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable, and no material deficiency with respect to any such return has been assessed or proposed. All applicable income and employment taxes have been withheld and paid for any individuals who would be considered common law employees of the Company for federal income and employment tax withholding purposes.

               (xxxiii) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

               (i) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney (as hereinafter defined) and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder.

               (ii) Such Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement, and each constitutes the valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required from the NASD and under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

               (iv) The sale of the Shares to be sold by such Selling Shareholder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

               (v) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

               (vi) Except as contemplated by this Agreement, such Selling Shareholder has not (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (vii) When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein regarding such Selling Shareholder in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact regarding such Selling Shareholder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein regarding such Selling Shareholder in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact regarding such Selling Shareholder or omit to state any material fact regarding such Selling Shareholder necessary to make the statements therein regarding such Selling Shareholder not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein regarding such Selling Shareholder in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact regarding such Selling Shareholder or omit to state any material fact regarding such Selling Shareholder necessary in order to make the statements therein regarding such Selling Shareholder, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. Such Selling Shareholder and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; (ii) the statements with respect to stabilization in the paragraph at the bottom of the inside front cover page of the Prospectus; and (iii) the statements under the caption "Underwriting" in the Prospectus.

          In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          The Selling Shareholder represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement (the "Custody Agreement"), in the form heretofore furnished to and approved by you, duly executed and delivered by such Selling Shareholder to the Company, as custodian (the "Custodian"), and that such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney") in the form heretofore furnished to you and approved by you, which Power of Attorney appoints __________________ as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

          The Selling Shareholder specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorney-in-Fact, are irrevocable. The Selling Shareholder specifically agrees that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event.

          2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price of $_____ per share, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the Underwriters from the Company and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters and the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the

Company and the Selling Shareholder, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares to be sold by the Company and the Selling Shareholder as set forth opposite their respective names in Schedule II hereto as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

          The Company and the Selling Shareholder hereby grant to the Underwriters the right to purchase, at the Underwriters' election in whole or in part at the First Time of Delivery (as hereinafter defined) and/or one time thereafter, up to a total of 135,000 and 135,000 Optional Shares, respectively, at the purchase price per share set forth in clause (a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares.
Any such election to purchase Optional Shares may be exercised by written notice from you to the Company and the Selling Shareholder, given within two business days after the date of this Agreement with respect to any Optional Shares to be purchased at the First Time of Delivery and within a period of 30 calendar days after the date of this Agreement with respect to any Optional Shares to be purchased other than at the First Time of Delivery and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you, the Company and the Selling Shareholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company and the Selling Shareholder agree to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

          3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.


     4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, Inc. may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Shareholder to you for the account of such Underwriter against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer, payable to the order of the Company and the Custodian, as their interests may appear, in same-day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta,

Georgia 30309-3424, or at such other location as you, the Company and the Attorney-in-Fact may agree upon, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Atlanta time, on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Securities Act of 1934, as amended (the "Exchange Act"), after 4:30 p.m., Washington, D.C. time, the fourth) full business day after this Agreement is executed or at such other time and date not less than the seventh full business day thereafter as you, the Company and the Attorney-in-Fact may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Atlanta time, on the date and at the location specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you, the Company and the Attorney-in-Fact may agree upon. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. (A) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

                (i) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

                (ii) The Company will not file with the Commission the prospectus or the amendment referred to in the second sentence of Section l(a)(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented (which consent shall not be unreasonably withheld or delayed) to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

                (iii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                (iv) The Company will advise you promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or of the initiation or threatening of any proceeding for any such purpose, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                (v) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and, at the Company's expense, prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                (vi) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                (vii)  The Company will promptly provide you, without charge,
     (A) three manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

                (viii) As soon as practicable, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

                (ix) During the period beginning on the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any of the foregoing, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except that the Company may (aa) grant options pursuant to the Company's stock option plans described in the Registration Statement with the prior approval of The Robinson-Humphrey Company, Inc.; and (bb) issue shares of Common Stock upon the exercise of any of the Company's outstanding stock options as described in the Registration Statement or stock options granted under clause (aa) above.

                (x) During a period of two years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) generally distributed to shareholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange, and (C) such additional information (other than material non-public information) concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request.

                (xi) Neither the Company nor any of its officers or directors will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (xii) The Company will apply the net proceeds from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

                (xiii) The Company will cause the Shares to be listed on the Nasdaq Stock Market's National Market at each Time of Delivery and will use its best efforts to continue such listing for at least one year from the date hereof.

                (xiv) If at any time during the period beginning on the date the Registration Statement becomes effective and ending on the later of (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K after such effective date and (2) the date on which the Company first issues a quarterly or annual financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, consult with you in good faith concerning the substance and dissemination of a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                (xv) The Company will file timely and accurate reports on Form SR with the Commission in accordance with Rule 463 of the Commission under the Act or any successor provision or requirement.

                (xvi) During the initial two-year term of the Employment Agreement between the Company and Shmuel BenTov described in the Prospectus and filed as an exhibit to the Registration Statement (the "Employment Agreement"), the Company and Mr. BenTov each agree not to (i) pay or cause to be paid a cash bonus to Mr. BenTov in 1997, (ii) increase Mr. BenTov's compensation as set forth in the Employment Agreement, or (iii) otherwise amend Mr. BenTov's Employment Agreement in order to increase any component of his compensation (including base salary or bonus). The Board of Directors of the Company will adopt resolutions to such effect as of the First Time of Delivery.

        (B) COVENANTS OF THE SELLING SHAREHOLDER. The Selling Shareholder covenants and agrees with each of the Underwriters:

        (i) During the period beginning on the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not, without your prior written consent, sell, offer to sell, contract to sell, solicit an offer to buy, grant any option for the purchase or sale of, assign, pledge, distribute or otherwise transfer, dispose of or encumber (or make any announcement with respect to any of the foregoing), directly or indirectly, any shares of Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock or evidencing any right to purchase or subscribe for shares of Common Stock, whether or not beneficially owned by the undersigned, except as provided in Section 2.

        (ii) Such Selling Shareholder will not (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares,

     (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

     6. EXPENSES. The Company will pay all costs and expenses incurred by it incident to the performance of its obligations and the obligations of the Selling Shareholder under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to
Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and, if applicable, any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq Stock Market's National Market and (vii) any reasonable expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. In addition, the Selling Shareholder will pay all costs and expenses incident to the fees, disbursements and expenses of any counsel for such Selling Shareholder in addition to Orrick, Herrington & Sutcliffe, L.L.P. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained herein as of the date hereof and as of such Time of Delivery, to the accuracy in all material respects of the statements of Company officers made pursuant to the provisions hereof, to the performance in all material respects by the Company and the Selling Shareholder of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

     (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 4:00 p.m., Atlanta time, on the day following the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     (b) Alston & Bird LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (c) You shall have received an opinion, dated such Time of Delivery, of Orrick, Herrington & Sutcliffe, L.L.P., counsel for the Company, in form and substance reasonably satisfactory to you and your counsel, to the effect that:

        (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company.

        (ii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholder) have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any statutory preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any statutory preemptive or, to the knowledge of such counsel, similar rights to subscribe for any of the Shares.

        (iii) Except as disclosed in the Prospectus, to the knowledge of such counsel, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

        (iv) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the form of certificate evidencing the Shares complies in all material respects with all applicable requirements of New York law; and the Shares have been listed on the Nasdaq Stock Market's National Market.

        (v) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

        (vi) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof, or if not registered or exempt in compliance with the Act, any private rights of action for rescission or damages arising from such failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

        (vii) The Company is not, or with the giving of notice or passage of time or both, would not be, in violation of its Certificate of Incorporation or Bylaws.

        (viii) The issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which any of its properties or assets is subject that is an exhibit to the Registration Statement nor will such action conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company or any statute, rule or regulation (assuming compliance with all applicable state securities or blue sky laws, as to which such counsel need express no opinion) or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties or assets.

        (ix) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required from the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

        (x) All real property and buildings held by the Company under leases are held under leases which are valid and enforceable as to the Company and, to such counsel's knowledge, as to others, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made of such property and buildings by the Company.


        (xi) The employment agreements in effect between the Company and its employees in New York are valid and enforceable under New York law; provided, however, that such counsel need not render any opinion with regard to the validity and enforceability of any non-compete provision contained therein; and provided further, that the invalidity or unenforceability of any such non-compete agreement shall not render the remainder of such agreement, or any of the other provisions thereof, invalid or unenforceable.

        (xii) This Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Agreement is a valid and binding agreement of the other parties hereto, constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles and to applicable securities laws or principles of public policy underlying such laws with regard to rights to indemnity and contribution.

        (xiii) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

        (xiv) Such counsel has been advised by the Staff of the SEC that the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened or, to the knowledge of such counsel, are contemplated by the Commission.

        (xv) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Such counsel shall also state that they have no reason to believe (i) that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, notes and related schedules and other financial or statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials.

     (d) You shall have received an opinion, dated such Time of Delivery, of Orrick, Herrington & Sutcliffe LLP, special counsel for the Selling Shareholder, in form and substance reasonably satisfactory to you and your counsel, to the effect that:

                (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder, and assuming that the Custody Agreement is a valid and binding agreement of the other parties thereto, each of the Power of Attorney and the Custody Agreement is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; the sale of the Shares to be sold by such Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to us to which such Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

                (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                (iv) Such Selling Shareholder has, and immediately prior to such Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Selling Shareholder and public officials.

        (e) You shall have received from Ernst & Young LLP letters dated, respectively, the date hereof and each Time of Delivery, in form and substance satisfactory to you, stating that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and to the effect that:

                (i) In their opinion, the financial statements and schedules audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder with respect to registration statements on Form SB-2. With respect to the six-month periods ended June 30, 1997 and June 30, 1996, they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed balance sheet as of June 30, 1997 and the unaudited condensed statements of operations and retained earnings and statements of cash flows for the six-month periods ended June 30, 1997 and June 30, 1996 included in the Registration Statement;

                (ii) The unaudited summary and selected financial information included in the Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary" and "Selected Historical and Pro Forma Financial Data" agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them;

                (iii) On the basis of a reading of the latest available unaudited interim financial statements of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements described in
               paragraph (i) above and included in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the Act and the related published rules and regulations thereunder and any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) at a specified date not more than five days prior to
               the date of delivery of such respective letter, there was any change in the capital stock, decline in stockholders' equity or increase in long-term debt of the Company, or other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheets included in the Prospectus, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letters; and

                        (C) for the period from the closing date of the latest
               statement of operations and retained earnings included in the Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                 (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.

            In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholder's equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheets of the Company included in the Prospectus, or a material adverse change in revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.

          (f) Since the date of the latest audited financial statements included in the Prospectus, the Company shall not have sustained (i) any material loss or material interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any material adverse change, or any development involving a prospective material adverse change (including without limitation a material adverse change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business of the Company, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (g) The Shares shall be listed on the Nasdaq Stock Market's National Market, subject to notice of issuance.

          (h) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the NASD or the Nasdaq Stock Market's National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (i) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company and a certificate of the Selling Shareholder, satisfactory to you, as to the accuracy of the representations and warranties in all material respects of the Company and such Selling Shareholder herein at and as of such Time of

Delivery, as to the performance by the Company and such Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this
Section 7, and as to such other matters as you may reasonably request.

      8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section l(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided,
                                                                   ---------
however, that the Company shall not be liable in any such case to the extent
-------
that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased the Shares that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required under the Act and such untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          (b) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section l(b) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the Power of Attorney, the Custody Agreement or any Application, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any failure of such Selling Shareholder to perform his obligations hereunder, under the Custody Agreement or under law, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the
                                               -----------------
Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided further, that such indemnity with respect to any
             ----------------
Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased the Shares that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required under the Act and such untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). The Selling Shareholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). Notwithstanding any provision of this Section 8 to the contrary, the liability of the Selling Shareholder pursuant to this Agreement shall not exceed the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder (including the net proceeds from the offering that are used by the Company to pay the Distribution (as such term is defined in the Prospectus) to the Selling Shareholder).

          (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

          (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party, unless and to the extent such omission results in the forfeiture by the indemnifying party of substantial rights and defenses, shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (unless such counsel is Orrick, Herrington & Sutcliffe LLP, in which case no consent shall be required and who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in
                                    -----------------
any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised in writing by outside counsel that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder (including, in the case of the Selling Shareholder, the net proceeds of the offering that are used by the Company to pay the Distribution to the Selling Shareholder) bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Shareholder under this Section 8 shall be in addition to any liability which the Company or such Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to the Selling Shareholder and to each person, if any, who controls the Company and such Selling Shareholder within the meaning of the Act.

      9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company and the Selling Shareholder shall be entitled to a further period of thirty-six
(36) hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholder notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholder shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your reasonable opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied in all material respects, or (ii) the Company or the Selling Shareholder shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or the Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or sent by facsimile transmission and confirmed in writing to you in care of The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention:
Corporate Finance Department (with a copy to Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attention: M. Hill Jeffries); if sent to the Company, shall be mailed, delivered or sent by facsimile transmission and confirmed in writing to the Company at The A Consulting Team, Inc., 200 Park Avenue South, New York, New York 10003,
Attention: Chief Executive Officer (with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, 18th Floor, New York, New York 10103,
Attention: Lawrence B. Fisher); and if sent to any Selling Shareholder, shall be mailed, delivered or sent by facsimile transmission and confirmed in writing to the Selling Shareholder and the Attorney-in-Fact at 200 Park Avenue South, New York, New York 10003, (with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, 18th Floor, New York, New York 10103, , Attention: Lawrence
B. Fisher).

      13. REPRESENTATIVES. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, Inc. will be binding upon all the Underwriters.

      14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this

Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

      16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                           Very truly yours,

                           THE A CONSULTING TEAM, INC.


                           By:
                              ----------------------------------------
                           Name:  Shmuel BenTov
                           Title: Chairman of the Board, Chief
                                  Executive Officer and President

                           SHMUEL BENTOV, as the Selling
                           Shareholder


                           By:
                              ----------------------------------------
                           Name:  ___________, as
                                  Attorney-in-Fact

The foregoing Agreement is hereby confirmed and accepted as of the date first written above at Atlanta, Georgia.


THE ROBINSON-HUMPHREY COMPANY, INC.
WHEAT FIRST BUTCHER SINGER

By:  The Robinson-Humphrey Company, Inc.


     By:
        (Authorized Representative)

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                           Number of Optional
                               Total Number of Firm      Shares to be Purchased
                                 Shares to be              if Maximum Option
        Underwriter                Purchased                   Exercised
        -----------            --------------------      ----------------------


The Robinson-Humphrey
 Company, Inc.
Wheat First Butcher Singer



















                                     _________                 __________
          Total                      1,800,000                   270,000
                                     =========                   =======

                                  SCHEDULE II


                                          Number of Optional
Selling Party                             Shares to be Sold
-------------                             -----------------

Company                                       135,000
Shmuel BenTov                                 135,000
  Total                                       270,000
                                              =======